This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Final Term Sheet                                     Prepared: December 18, 1998

                          [$256,663,376] (Approximate)
                     HEADLANDS HOME EQUITY LOAN TRUST 1998-2
               Home Equity Loan Asset-Backed Notes, Series 1998-2

                                      Ambac
                                 (Note Insurer)

     =========================================================================================================================
                                    WAL       Payment                                      Expected
                                  (Yrs.)      Window                      Spread/           Rating          Legal Final
        Class        Amount        Call      Call(mos)    Benchmark       Coupon         (S&P/Moody's)       Maturity

         A-1     [$134,060,560]    2.40       1 - 74      1 M LIBOR       65 bps            AAA/Aaa         12/15/2024
         A-2      [$78,595,153]    2.10       1 - 69      Fixed Rate      6.51%             AAA/Aaa         01/15/2015
         A-3      [$44,007,663]    3.38       1 - 107     Fixed Rate      6.67%             AAA/Aaa         12/15/2024
     =========================================================================================================================
        Total     $256,663,376

Underwriter:                  Greenwich Capital Markets, Inc.

Seller & Servicer:            Headlands Mortgage Company ("Headlands" or the
                              "Company").

Sponsor:                      Headlands Mortgage Securities, Inc.

Note Insurer:                 Ambac Assurance Corporation.

Indenture Trustee:            First National Bank of Chicago.

Owner Trustee:                Wilmington Trust Company.

Federal Tax Status:           It is anticipated that the Class A-1, Class A-2
                              and Class A-3 Notes (the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:                 The Notes will be available in book-entry form
                              through DTC.

Pricing Date:                 On or about December 17, 1998.

Closing Date:                 On or about December 29, 1998.

Settlement Date:              On or about December 29, 1998.

Cut-off Date:                 The close of business on November 30, 1998.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:      The interest accrual period with respect to the
                              Class A-l Notes for a given Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-2 and Class A-3 Notes for a given
                              Distribution Date will be the calendar month preceding the month in which such Distribution
                              Date occurs (on a 30/360 basis).


Distribution Dates:           The 15th day of each month (or the next succeeding
                              business day), beginning January 15, 1999.

Credit Enhancement:           Excess Interest, Overcollateralization, Cross
                              Collateralization, the Reserve Fund and a surety wrap to be provided by Ambac Assurance Corporation
                              ("Ambac").

ERISA Eligibility:            The Notes are expected to be ERISA eligible.
                              Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:              The Notes will not constitute "mortgage related
                              securities" for purposes of SMMEA.

Optional Termination:         10% optional termination provision. If the
                              optional termination is not exercised, the Class
                              A-l margin will double and the Class A-2 and Class
                              A-3 coupon will each increase by [0.50%].

Prepayment Assumption:        [40%] CPR,[15%]Draw Rate for the Class A-l Notes.
                              [30%] CPR for the Class A-2 Notes.
                              [2%-20%] CPR over [18] months for the
                              Class A-3 Notes.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans will be
                              approximately [$199,425,112.83], of which: (i) approximately [$103,852,168.50] will be in Group I
                              (the "Group I Mortgage Loans"), (ii) approximately
                              [$59,808,237.87] will be in Group II (the "Group
                              II Mortgage Loans") and (iii) approximately
                              [$35,764,706.46] will be in Group III (the "Group
                              III Mortgage Loans" and together with the Group I and Group II Mortgage Loans, the "Mortgage
                              Loans").

Group I Mortgage Loans:       The Group I Mortgage Loans will consist of
                              adjustable-rate home equity revolving credit line loans made (the "HELOCs") under certain home equity revolving credit line loan agreements. An initial deposit of approximately [$32,249,922.84]
                              (the "Group I Prefunding Amount") will be made to the Funding Account on the Closing Date. The Group
                              I Prefunding Amount on deposit in the Funding
                              Account will be used to purchase additional Group
                              I Mortgage Loans (to the extent available) having similar characteristics as the initial Group I
                              Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Class A-l Notes.

Group II Mortgage Loans:      The Group II Mortgage Loans will consist of
                              fixed-rate closed-end second lien home equity loans with loan to value ratios less than or equal to 100% (the "Closed-End Loans"). An initial deposit of approximately [$21,217,693.00] (the
                              "Group II Prefunding Amount") will be made to the Funding Account on the Closing Date. The Group II
                              Prefunding Amount on deposit in the Funding
                              Account will be used to purchase additional Group
                              II Mortgage Loans (to the extent available) having similar characteristics as the initial Group II
                              Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Class A-2 Notes.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Group III Mortgage Loans:     The Group III Mortgage Loans will consist of fixed
                              rate closed-end second lien home equity loans with loan to value ratios generally greater than 100%
                              (the "High LTV Loans"). An initial deposit of approximately [$ 11,555,360.85] (the "Group III
                              Prefunding Amount") will be made to the Funding
                              Account on the Closing Date. The Group III
                              Prefunding Amount on deposit in the Funding
                              Account will be used to purchase additional Group
                              III Mortgage Loans (to the extent available) having similar characteristics as the initial
                              Group III Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Class A-3 Notes.

The Trust

Headlands Home Equity
Loan Trust 1998-2:            The Headlands Home Equity Loan Trust 1998-2 (the
                              "Trust") will issue the Class A-1 Notes, Class A-2
                              Notes and the Class A-3 Notes. The Class A-l Notes are supported by the Group I Mortgage Loans. As of the Closing Date, the Class A-1 Notes will represent [98.50%] of the sum of (i) the mortgage loan balance of the Group I Mortgage
                              Loans and (ii) the Group I Prefunding Amount
                              (together, the "Group I Mortgage Loan Balance") as of the Cut-off Date. The Class A-2 Notes are supported by the Group II Mortgage Loans. As of the Closing Date, the Class A-2 Notes will represent [97.00%] of the sum of (i) the mortgage loan balance of the Group II Mortgage
                              Loans and (ii) the Group II Prefunding Amount
                              (together, the "Group II Mortgage Loan Balance") as of the Cut-off Date. As of the Closing Date, the Class A-3 Notes will represent [93.00%] of the sum of (i) the mortgage loan balance of the Group
                              III Mortgage Loans and (ii) the Group III
                              Prefunding Amount (together, the "Group III
                              Mortgage Loan Balance") as of the Cut-off Date.

                              The property of the Trust, as of the Closing Date, will consist primarily of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Policy and the Reserve Fund.

HELOC Amortization:           Approximately [64%] of the HELOCs have 5 year
                              Draw Periods followed by a 10 year; amortization period, while the remaining [36%] have a 15 year
                              Draw Period followed by a 10 year amortization period. Each outstanding HELOC principal balance is fixed at the end of the Draw Period, and then amortized over the subsequent 10 year period. Each
                              HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

Closed-end and High LTV
Amortization:                 Fully amortizing.

HELOC Interest Rates:         l00% Prime-based, monthly re-setting HELOCs.
                              Substantially all of the HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the HELOCs as of the Cut-off Date is [3.353%], with the margins ranging from 0.000% to 6.950%. Substantially all of the HELOCs have an 18% Maximum Interest Rate, and no Periodic Caps.

Closed-end and High LTV
Interest Rates:               100% Fixed Rate.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


The Notes

Class A-1 Notes:              The Class A-1 Notes will initially evidence
                              approximately [98.50%] of the Group I Mortgage
                              Loan Balance as of the Cut-off Date. The Class A-l
                              Notes receive distributions of principal in the manner described below. The Class A-1 Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

Class A-2 Notes:              The Class A-2 Notes will initially evidence
                              [97.00%] of the Group II Mortgage Loan Balance as of the Cut-off Date. The Class A-2 Notes receive distributions of principal in the manner described below. The Class A-2 Notes will receive interest on each Distribution Date based on a fixed rate described more fully below.

Class A-3 Notes:              The Class A-3 Notes will initially evidence
                              [93.00%] of the Group III Mortgage Loan Balance as of the Cut-off Date. The Class A-3 Notes receive distributions of principal in the manner described below. The Class A-3 Notes will receive interest on each Distribution Date based on a fixed rate described more fully below.

Credit Enhancement

Credit Enhancement:           The Noteholders will have the benefit of the
                              following credit enhancement;

                               (a) Excess Interest Collections (described
                                   below);

                               (b) the Overcollateralization Amount (described
                                   below);

                               (c) Cross Collateralization (described below);

                               (d) the Policy (described below);

                               (e) the Reserve Fund (described below).


Excess
Interest Collections:         For each class of Notes, the related interest
                              collections minus the sum of (i) the related Class
                              A Note Interest Paid; (ii) the related Servicing
                              Fee Paid; (iii) the related Premium Paid to Ambac and any unreimbursed draws on the Policy; and (iv) the related Trustee Fees Paid.

Class A-l
Overcollateralization
Amount: The Class A-1 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-1 Accelerated Principal Distribution Amounts") up to [3.50%] of the Group I Mortgage Loan Balance as of the Cut-off Date (the "Class A-1 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-l Notes relative to the underlying Group I Mortgage Loans. On any Distribution Date, the Class A-l Overcollateralization Amount will be the amount by which the Group I Mortgage Loan Balance exceeds the Class A-l Note Principal Balance. On any Distribution Date in which the Group I Mortgage Loan Balance does not exceed the Class A-l Note Principal Balance by the Class A-l Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-l Noteholders to increase the Class A-l Overcollateralization Amount to the Class A-l Required Overcollateralization Amount.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-2
Overcollateralization
Amount: The Class A-2 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-2 Accelerated Principal Distribution Amounts") up to [8.00%] of the Group II Mortgage Loan Balance as of the Cut-off Date (the "Class A-2 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Distribution Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group II Mortgage Loan Balance exceeds the Class A-2 Note Principal Balance. On any Distribution Date in which the Group II Mortgage Loan Balance does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the Class A-2 Required Overcollateralization Amount.

Class A-3
Overcollateralization
Amount: The Class A-3 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-3 Accelerated Principal Distribution Amounts") up to [16.00%] of the Group III Mortgage Loan Balance as of the Cut-off Date (the "Class A-3 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-3 Notes relative to the underlying Group III Mortgage Loans. On any Distribution Date, the Class A-3 Overcollateralization Amount will be the amount by which the Group III Mortgage Loan Balance exceeds the Class A-3 Note Principal Balance. On any Distribution Date in which the Group III Mortgage Loan Balance does not exceed the Class A-3 Note Principal Balance by the Class A-3 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-3 Noteholders to increase the Class A-3 Overcollateralization Amount to the Class A-3 Required Overcollateralization Amount.

Cross Collateralization:      After making distributions of principal on a class
                              of Notes from the related Excess Interest
                              Collections, any remaining excess will be used (i) to pay accrued and unpaid interest to the other unrelated class or classes of Notes; (ii) to pay the "OC Deficit" (the amount by which the Note
                              Principal Balance exceeds the related Group
                              Mortgage Loan Balance) on the unrelated class or classes of Notes (iii) to pay unreimbursed draws on the Policy with respect to the unrelated class or classes of Notes; and (iv) to fund the Reserve
                              Fund up to the Reserve Fund Target Amount.

The Policy:                   Ambac Assurance Corporation will issue a note
                              insurance policy which will guarantee timely interest and ultimate repayment of principal to the Noteholders.

Reserve Fund:                 The Reserve Fund will initially be [$0] on the
                              Closing Date and then will be funded on each Distribution Date up to the Reserve Fund Target
                              Amount. The "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization Amount is less than the Class A-l Required Overcollateralization
                              Amount; (ii) the amount by which the Class A-2
                              Overcollateralization Amount is less than the Class A-2 Required Overcollateralization Amount;
                              and (iii) the amount by which the Class A-3
                              Overcollateralization Amount is less than the Class A-3 Required Overcollateralization Amount.
                              The Reserve Fund may be used to fund interest shortfalls and OC Deficits on all classes of Notes.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Stepdown Date:                On or after the Distribution Date occurring in
                              January 2002, the required targets for the Class
                              A-1 Overcollateralization, the Class A-2
                              Overcollateralization and the Class A-3
                              Overcollateralization will be allowed to stepdown to [7.00%], [16.00%] and [32.00%] respectively of the mortgage loan balance of the related mortgage loan group as of the end of the related
                              Collection Period.

Distributions on the Class A-1 Notes

Principal Distributions

Managed Am. Period:           The Managed Amortization Period will begin on the
                              Closing Date and end on the Distribution Date occurring in December 2003. During the Managed
                              Amortization Period, the Class A-l Noteholders will receive the lesser of (a) the Maximum
                              Principal Payment (as defined herein) and (b) the Alternative Principal Payment (as defined herein).
                              The "Maximum Principal Payment" is equal to l00% of the principal collections for such Distribution
                              Date. The "Alternative Principal Payment" is equal to the amount (not less than zero) of principal collections for such Distribution Date less the aggregate of additional draws on existing Trust
                              HELOCs created during such Distribution Date.

Rapid Am. Period:             Commencing no later than the Distribution Date
                              occurring in January 2004 (or earlier, upon the occurrence of a Class A-1 Rapid Amortization Event
                              (as described below)), the Class A-l Noteholders will receive the lesser of (a) the Maximum
                              Principal Payment and (b) the then outstanding
                              Class A-l Note Principal Balance.

 Class A-l Rapid Am. Events:  Any of the following events described below:


                               a)  failure on the part of the Company, the
                                   Servicer or the Sponsor (i) to make a payment or deposit required under the Sale and Servicing Agreement or the Insurance Agreement within two Business Days after notification that such payment or deposit is required to be made or (ii) to observe or perform in any material respect any other covenants or agreements of the Company, the Servicer or of the Sponsor set forth in the Sale and Servicing Agreement or the Insurance Agreement, which failure continues unremedied for a period of 60 days after written notice;

                               b) any representation or warranty made by the Company, the Servicer or the Sponsor in the Sale and Servicing Agreement or the Insurance Agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Securityholders or the Insurer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to occur if the Company, the Servicer or the Sponsor has purchased the related Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days with the consent of the Indenture


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                   Trustee and the Insurer) in accordance with the provisions of the Sale and Servicing Agreement;

                               c)  the occurrence of certain events of
                                   bankruptcy, insolvency or receivership
                                   relating to the Company, the Sponsor or
                                   relating to the Trust;

                               d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

                               e) the aggregate of all draws related to the Class A-1 Notes under the Policy exceeds 1% of the Group I Mortgage Loan Balance as of the Cut-off Date;

                               f)  the default in payment of any interest,
                                   principal, or any installment of principal on a Class A-1 Note when the same becomes due and payable, if such default shall continue for a period of five days;

                               g) the Company fails to maintain a minimum net worth of [$32 million]; and

                               h)  a Servicer Termination Delinquency Rate
                                   Trigger or Servicer Termination Loss Trigger, as those terms are defined in the Insurance Agreement, has occurred and is continuing.

Interest Distributions

Interest Distributions:       Interest will be allocated to the Class A-l
                              Noteholders based on the Class A-1 Note Principal
                              Balance prior to the allocation of principal on such Distribution Date.

                              Interest will be distributed to the Class A-l Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus [65] basis points based on the actual number of days elapsed since the prior Distribution Date (or in the case of the first Distribution Date, from the Closing Date) and (b) 16.50%.

Distributions on the Class A-2 Notes

Principal Distributions:      The Class A-2 Notes will receive all principal
                              collected on the underlying Group II Mortgage
                              Loans.

Interest Distributions:       For a given Distribution Date, the Class A-2
                              Noteholders will be entitled to interest at a fixed rate on the Class A-2 Note Principal Balance prior to the allocation of principal on such Distribution Date.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Distributions on the Class A-3 Notes

Principal Distributions:      The Class A-3 Notes will receive all principal
                              collected on the underlying Group III Mortgage
                              Loans.

Interest Distributions:       For a given Distribution Date, the Class A-3
                              Noteholders will be entitled to interest at a fixed rate on the Class A-3 Note Principal Balance prior to the allocation of principal on such Distribution Date.

The Seller and Servicer

The Company was incorporated in California and commenced its mortgage banking business in 1986. On February 10, 1998 the Company sold 8 million shares offered at $12 per share through an initial public offering (Symbol "HDLD" listed on the Nasdaq).

Prior to July 1, 1993, the Company's originated mortgage loans were funded by, and in the name of, First California Mortgage Company ("FCMC"). On July 1, 1993, the Company began originating mortgage loans in its own name as an authorized seller/servicer with FCMC acting as subservicer for the Company with respect to newly originated mortgage loans. By February 1994, the Company's Servicing Center became operational, and all of the servicing functions were transferred from FCMC to the Servicing Center by June, 1994.

As of February 4, 1998, the Company had 11 wholesale branches and a network of approximately 5,060 mortgage brokers. In addition, the Company initiated its correspondent and retail lending divisions in 1994 to access new mortgage loan origination markets.

On December 8, 1998, GreenPoint Financial Corp. said it reached a definitive agreement to acquire the Company in a stock transaction worth about $473 million.

The merger has been approved by the Board of Directors of both companies and is subject to regulatory approval and approval by Headlands' shareholders. The acquisition is expected to be completed by the end of the first quarter of 1999.

GreenPoint Financial Corp. (NYSE: GPT) is a leading national specialty home finance company with three principal subsidiaries. GreenPoint Mortgage, a national mortgage banking company headquartered in Charlotte, is a leading national lender in no-documentation residential mortgages. GreenPoint Credit, headquartered in San Diego, is the second largest lender nationally in the manufactured housing finance industry. GreenPoint Bank, a New York State chartered savings bank, has $10.9 billion in deposits in 73 branches serving more than 400,000 households in the Greater New York City area.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by Headlands Mortgage Company and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by Headlands Mortgage Company Inc. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                Headlands Home Equity Loan Trust 1998=2 CLASS A=1
                           Price=DM Sensitivity Report

    Settlement                             12/29/98
    Class Balance                      $134,060,560
    Accrued Date                           12/29/98
    Next Payment Date                      01/15/99
    Accrued Interest Days                         0
    Cleanup Call                                Yes
    Draw Rate                              15(cent)

------------------------------------------------------------------------------------------------------------------------------------
  Flat
  Price        20% CPR HELOCS   25% CPR HELOCS    30% CPR HELOCS   35% CPR HELOCS   40% CPR HELOCS   45% CPR HELOCS   50% CPR HELOCS
====================================================================================================================================
  99-24             0.697            0.711             0.727            0.745            0.766            0.793            0.821
  99-24+            0.694            0.707             0.722            0.739            0.759            0.784            0.810
  99-25             0.691            0.703             0.717            0.733            0.752            0.775            0.800
  99-25+            0.688            0.699             0.712            0.727            0.745            0.766            0.789
  99-26             0.685            0.696             0.708            0.721            0.737            0.757            0.778
  99-26+            0.682            0.692             0.703            0.715            0.730            0.748            0.768
------------------------------------------------------------------------------------------------------------------------------------
  99-27             0.679            0.688             0.698            0.709            0.723            0.739            0.757
  99-27+            0.676            0.684             0.693            0.704            0.715            0.730            0.746
  99-28             0.673            0.680             0.688            0.698            0.708            0.721            0.735
  99-28+            0.670            0.677             0.684            0.692            0.701            0.713            0.725
  99-29             0.667            0.673             0.679            0.686            0.694            0.704            0.714
  99-29+            0.665            0.669             0.674            0.680            0.686            0.695            0.703
  99-30             0.662            0.665             0.669            0.674            0.679            0.686            0.693
  99-30+            0.659            0.661             0.664            0.668            0.672            0.577            0.682
  99-31             0.656            0.658             0.660            0.662            0.665            0.668            0.671
  99-31+            0.653            0.654             0.655            0.656            0.657            0.659            0.661
------------------------------------------------------------------------------------------------------------------------------------
  100-00            0.650            0.650             0.650            0.650            0.650            0.650            0.650
------------------------------------------------------------------------------------------------------------------------------------
  100-00+           0.647            0.646             0.645            0.644            0.643            0.641            0.679
  100-01            0.644            0.642             0.640            0.638            0.635            0.632            0.629
  100-01+           0.641            0.639             0.636            0.632            0.628            0.623            0.618
  100-02            0.638            0.635             0.631            0.626            0.621            0.614            0.607
  100-02+           0.635            0.631             0.626            0.620            0.614            0.605            0.597
  100-03            0.633            0.627             0.621            0.614            0.606            0.596            0.586
  100-03+           0.630            0.624             0.617            0.608            0.599            0.588            0.575
  100-04            0.627            0.620             0.612            0.603            0.592            0 579            0.565
  100-04+           0.624            0.616             0.607            0.597            0.585            0.570            0.554
  100-05            0.621            0.612             0.602            0.591            0.578            0.561            0.543
------------------------------------------------------------------------------------------------------------------------------------
  100-05+           0.618            0.608             0.597            0.585            0.570            0.552            0.533
  100-06            0.615            0.605             0.593            0.579            0.563            0.543            0.522
  100-06+           0.612            0.601             0.588            0.573            0.556            0.534            0.511
  100-07            0.609            0.597             0.583            0.567            0.549            0.525            0.501
  100-07+           0.606            0.593             0.578            0.561            0.541            0.516            0.490
  100-08            0.604            0.590             0.574            0.555            0.534            0.507            0.480
====================================================================================================================================
WAL (yr)             6.93             5.05              3.84             3.00             2.40             1.90             1.56
MDUR(yr)             5.15             3.96              3.13             2.531            2.07             1.68             1.41
First Prin Pay   01/15/99         01/15/99          01/15/99         01/15/99         01/15/99         01/15/99         01/15/99
Last Prin Pay  10/15/2012       09/15/2009        09/15/2007       03/15/2006       02/15/2005       10/15/2003       12/15/2002
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  12:55:43            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                Headlands Home Equity Loan Trust 1998=2 CLASS A=1
                           Price=DM Sensitivity Report

    Settlement                           12/29/98
    Class Balance                    $134,060,560
    Accrued Date                         12/29/98
    Next Payment Date                    01/15/99
    Accrued Interest Days                       0
    Cleanup Call                               No
    Draw Rate                                 15%

------------------------------------------------------------------------------------------------------------------------------------
  Flat
  Price        20% CPR HELOCS   25% CPR HELOCS    30% CPR HELOCS   35% CPR HELOCS   40% CPR HELOCS   45% CPR HELOCS   50% CPR HELOCS
====================================================================================================================================
  99-24             0.708            0.728             0.747            0.768            0.790            0.826            0.851
  99-24+            0.705            0.725             0.742            0.762            0.783            0.817            0.841
  99-25             0.702            0.721             0.738            0.757            0.776            0.809            0.831
  99-25+            0.699            0.717             0.733            0.751            0.769            0.800            0.821
  99-26             0.696            0.714             0.729            0,745            0.762            0.792            0.811
  99-26+            0.694            0.710             0.724            0.739            0.755            0.784            0.801
------------------------------------------------------------------------------------------------------------------------------------
  99-27             0.691            0.706             0.719            0.734            0.748            0.775            0.791
  99-27+            0.688            0.703             0.715            0.728            0.741            0.767            0.781
  99-28             0.685            0.699             0.710            0.722            0.735            0.759            0.771
  99-28+            0.682            0.695             0.705            0.717            0.728            0.750            0.761
  99-29             0.679            0.692             0.701            0.711            0.721            0.742            0.751
  99-29+            0.676            0.688             0.696            0.705            0.714            0.733            0.741
  99-30             0.674            0.684             0.692            0.699            0.707            0.725            0.731
  99-30+            0.671            0.681             0 687            0.694            0.700            0.717            0.721
  99-31             0.668            0.677             0.682            0.688            0.693            0.708            0.711
  99-31+            0.665            0.673             0.678            0.682            0.686            0.700            0.701
------------------------------------------------------------------------------------------------------------------------------------
  100-00            0.662            0.670             0.673            0.677            0.679            0.692            0.691
------------------------------------------------------------------------------------------------------------------------------------
  100-00+           0.659            0.666             0.669            0.671            0.672            0.683            0.681
  100-01            0.656            0.662             0.664            0.665            0.665            0.675            0.671
  100-01+           0.654            0.659             0.659            0.660            0.658            0.667            0.661
  100-02            0.651            0.655             0.655            0.654            0.651            0.658            0.651
  100-02+           0.648            0.651             0.650            0.648            0.644            0.650            0.641
  100-03            0.645            0.648             0.645            0.643            0.638            0.642            0.631
  100-03+           0.642            0.644             0.641            0.637            0.631            0.633            0.621
  100-04            0.639            0.640             0.636            0.631            0.624            0.625            0.611
  100-04+           0.636            0.637             0.632            0.626            0.617            0.617            0.601
  100-05            0.634            0.633             0.627            0.620            0.610            0.608            0.591
------------------------------------------------------------------------------------------------------------------------------------
  100-05+           0.631            0.629             0.622            0.614            0.603            0.600            0.581
  100-06            0.628            0.626             0.618            0.609            0.596            0.592            0.571
  100-06+           0.625            0.622             0.613            0.603            0.589            0.583            0.561
  100-07            0.622            0.618             0.609            0.597            0.582            0.575            0.551
  100-07+           0.619            0.615             0.604            0.592            0.575            0.567            0.541
  100-08            0.617            0.611             0.599            0.586            0.569            0.558            0.531
====================================================================================================================================
WAL (yr)             7.20             5.33              4.08             3.20             2.56             2.08             1.70
MDUR(YR)             5.25             4.09              3.25             2.64             2.17             1.80             1.50
First Prin Pay   01/15/91         01/15/99          01/15/99         01/15/99         01/15/99         01/15/99         01/15/99
Last Prin Pay  01/15/2017       01/15/2017        03/15/2016       03/15/2013       01/15/2011       04/15/2009       11/15/2007
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  12:58:49            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                Headlands Home Equity Loan Trust 1998-2 CLASS A-2
                         Price-Yield Sensitivity Report


    Settlement                           12/29/98
    Class Balance                     $78,595,153
    Bond Coupon                            6.510%
    Cut-off Date                         12/01/98
    Next Payment Date                    01/15/99
    Accrued Interest Days                      28
    Cleanup Call                              Yes

------------------------------------------------------------------------------------------------------------------------------------
  Flat         Closed-End 2nds  Closed-End 2nds   Closed-End 2nds  Closed-End 2nds  Closed-End 2nds  Closed-End 2nds Closed-End 2nds
  Price            15% CPR           20% CPR          25% CPR          30% CPR          35% CPR          40% CPR          45% CPR
====================================================================================================================================
   99-24            6.598            6.598             6.597           6.597             6.597            6.596            6.596
   99-24+           6.593            6.592             6.590           6.588             6.587            6.584            6.581
   99-25            6.588            6.586             6.583           6.580             6.576            6.573            6.567
   99-25+           6.583            6.580             6.576           6.571             6.566            6.561            6.553
   99-26            6.578            6.574             6.569           6.563             6.556            6.549            6.538
   99-26+           6.574            6.568             6.561           6.554             6.546            6.537            6.524
------------------------------------------------------------------------------------------------------------------------------------
   99-27            6.569            6.562             6.554           6.546             6.536            6.525            6.510
   99-27+           6.564            6.556             6.547           6.537             6.526            6.514            6.495
   99-28            6.559            6.550             6.540           6.529             6.516            6.502            6.481
   99-28+           6.554            6.544             6.533           6.520             6.506            6.490            6.467
   99-29            6.550            6.538             6.525           6.511             6.496            6.478            6.453
   99-29+           6.545            6.532             6.518           6.503             6.486            6.466            6.438
   99-30            6.540            6.526             6.511           6.494             6.476            6.455            6.424
   99-30+           6.535            6.520             6.504           6.486             6 465            6.443            6.410
   99-31            6.530            6.514             6.497           6.477             6.455            6.431            6.395
   99-31+           6.525            6.508             6.490           6.469             6.445            6.419            6.381
------------------------------------------------------------------------------------------------------------------------------------
  100-00            6.521            6.503             6.482           6.460             6.135            6.407            6.367
------------------------------------------------------------------------------------------------------------------------------------
  100-00+           6.516            6.497             6.475           6.452             6.425            6 396            6.353
  100-01            6.511            6.491             6.468           6.443             6.415            6.384            6.338
  100-01+           6.506            6.485             6.461           6.435             6.405            6.372            6.324
  100-02            6.501            6.479             6.454           6.426             6.395            6.360            6.31O
  100-02+           6.497            6.473             6.447           6.418             6.385            6.349            6.296
  100-03            6.492            6.467             6.439           6.409             6.375            6.337            6.181
  100-03+           6.487            6.461             6.432           6.401             6.365            6.325            6.267
  100-04            6.482            6.455             6.425           6.392             6.355            6.313            6.253
  100-04+           6.477            6.449             6.418           6.384             6.345            6.302            6.239
  100-05            6.473            6.443             6.411           6.375             6.335            6.290            6.224
------------------------------------------------------------------------------------------------------------------------------------
  100-05+           6.468            6.437             6.404           6.367             6.325            6.278            6.710
  100-06            6.463            6.431             6.397           6.358             6.315            6.267            6.196
  100-06+           6.458            6.426             6.390           6.350             6.305            6.255            6.182
  100-07            6.453            6.420             6.382           6.341             6.295            6.243            6.168
  100-07+           6.449            6.414             6.375           6.333             6.285            6.231            6.153
  100-08            6.444            6.408             6.368           6.324             6.275            6.220            6.139
====================================================================================================================================
WAL(yr)              4.10             3.19              2.56            2.10              1.75             1.47             1.19
MDUR(yr)(yr)         3.23             2.62              2.17            1.82              1.55             1.32             1.09
First Prin Pay   01/15/99         01/15/99          01/15/99        01/15/99          01/15/99         01/15/99         01/15/99
Last Prin Pay  07/15/2009       06/15/2007        11/15/2005      09/15/2004        10/15/2003       02/15/2003       11/15/2001
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  13:26:26            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                Headlands Home Equity Loan Trust 1998-2 CLASS A-2
                         Price-Yield Sensitivity Report

    Settlement                    12/29/98
    Class Balance              $78,595,153
    Bond Coupon                     6.510%
    Cut-off Date                  12/01/98
    Next Payment Date             01/15/99
    Accrued Interest Days               28
    Cleanup Call                        No


------------------------------------------------------------------------------------------------------------------------------------
  Flat         Closes-End 2nds  Closes-End 2nds   Closes-End 2nds  Closes-End 2nds  Closes-End 2nds  Closes-End 2nds Closes-End 2nds
  Price            15% CPR           20% CPR          25% CPR          30% CPR          35% CPR          40% CPR          45% CPR
====================================================================================================================================
   99-24              6.614          6.622             6.627           6.630             6.633            6.635            6.653
   99-24+             6.610          6.616             6.620           6.622             6.624            6.624            6.641
   99-25              6.605          6.611             6.613           6.614             6.615            6 613            6.628
   99-25+             6.600          6.605             6.607           6.606             6.605            6.602            6.615
   99-26              6.596          6.599             6.600           6.598             6.596            6.591            6.602
   99-26+             6.591          6.594             6.593           6.590             6.586            6.580            6.590
------------------------------------------------------------------------------------------------------------------------------------
   99-27              6.586          6.588             6.586           6.582             6.577            6.569            6.577
   99-27+             6.582          6.582             6.580           6.574             6.568            6.558            6.564
   99-28              6.577          6.577             6.573           6.566             6.558            6.547            6.552
   99-28+             6.572          6.571             6.566           6.558             6.549            6.536            6.539
   99-29              6.568          6.565             6.559           6.550             6.540            6.525            6.526
   99-29+             6 563          6.560             6.553           6.542             6.530            6.514            6.514
   99-30              6.558          6.554             6.546           6.534             6.521            6.504            6.501
   99-30+             6.554          6.548             6.539           6.526             6.512            6.493            6.488
   99-31              6.549          6.543             6.532           6.518             6.502            6.482            6.476
   99-31+             6.544          6.537             6.526           6.511             6.493            6.471            6.463
------------------------------------------------------------------------------------------------------------------------------------
  100-00              6.540          6.531             6.519           6.503             6.484            6.460            6.450
------------------------------------------------------------------------------------------------------------------------------------
  100-00+             6.535          6.526             6.512           6.495             6.474            6.449            6.438
  100-01              6.530          6.520             6.505           6.487             6.465            6.438            6.425
  100-01+             6.526          6.514             6.499           6.479             6.456            6.427            6.412
  100-02              6.521          6.509             6.492           6.471             6.446            6.417            6.400
  100-02+             6.516          6.503             6.485           6.463             6.437            6.406            6.387
  100-03              6.512          6.498             6.479           6.455             6.428            6.395            6.374
  100-03+             6.507          6.492             6.472           6.447             6.418            6.384            6.362
  100-04              6.502          6.486             6.465           6.439             6.409            6.373            6.349
  100-04+             6.498          6.481             6.458           6.431             6.400            6.362            6.337
  100-05              6.493          6.475             6.452           6.423             6.390            6.351            6.324
------------------------------------------------------------------------------------------------------------------------------------
  100-05+             6.489          6.469             6.445           6.415             6.381            6.341            6.311
  100-06              6.484          6.464             6.438           6.407             6.372            6.330            6.299
  100-06+             6.479          6.458             6.432           6.399             6.363            6.319            6.286
  100-07              6.475          6.453             6.425           6.391             6.353            6.308            6.274
  100-07+             6.470          6.447             6.418           6.383             6 344            6.297            6.261
  100-08              6.465          6.441             6.411           6.376             6.335            6.286            6.248
====================================================================================================================================
WAL(yr)                4.34           3.46              2.81            2.31              1.93             1.63             1.38
MDUR(yr)               3.34           2.76              2.31            1.95              1.67             1.43             1.23
First Prin Pay    01/15/991       01/15/99          01/15/99        01/15/99          01/15/99         01/15/99         01/15/99
Last Prin Pay   11/15/20131    11/15/20131        08/15/2013      10/15/2011        02/15/2010       08/15/2008       05/15/2007
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  13:28:59            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                Headlands Home Equity Loan Trust 1998-2 CLASS A-3
                         Price-Yield Sensitivity Report

    Settlement                           12/29/98
    Class Balance                     $44,007,663
    Bond Coupon                            6.670%
    Cut-off Date                         12/01/98
    Next Payment Date                    01/15/99
    Accrued Interest Days                      28
    Prepayment Ramp      100% PPC: 2%-20% CPR over months 1-18, 20% CPR ongoing
    Cleanup Call                              Yes

------------------------------------------------------------------------------------------------------
  Flat                     125's            125's            125's            125's            125's
  Price                   50% PPC         75% PPC          100% PPC         125% PPC         125% PPC
======================================================================================================
     99-24                  6.761           6.761            6.761             6.76O            6.760
     99-24+                 6.758           6.756            6.755             6.754            6.752
     99-25                  6.754           6.752            6 749             6.747            6.744
     99-25+                 6.750           6.747            6.744             6.740            6.737
     99-26                  6.747           6.742            6.738             6.734            6.729
     99-26+                 6.743           6.738            6.732             6.727            6.721
------------------------------------------------------------------------------------------------------
     99-27                  6.739           6.733            6.727             6.720            6.713
     99-27+                 6.736           6.728            6.721             6.713            6.706
     99-28                  6.732           6.724            6.715             6.707            6.698
     99-28+                 6.728           6.719            6.710             6.700            6.690
     99-29                  6.725           6.714            6.704             6.693            6.683
     99-29+                 6.721           6.710            6.698             6.687            6.675
     99-30                  6.717           6.705            6.693             6.680            6.667
     99-30+                 6.714           6.701            6.687             6.673            6.659
     99-31                  6.710           6.696            6.681             6.667            6.652
     99-31+                 6.706           6.691            6.676             6.660            6.644
------------------------------------------------------------------------------------------------------
    100-00                  6.703           6.687            6.670             6.653            6.636
------------------------------------------------------------------------------------------------------
    100-00+                 6.699           6.682            6.664             6.647            6.629
    100-01                  6.695           6.677            6.659             6.640            6.621
    100-01+                 6.692           6.673            6.653             6.633            6.613
    100-02                  6.688           6.668            6.648             6.627            6.605
    100-02+                 6.684           6.663            6.642             6.62O            6.598
    100-03                  6.681           6.659            6.636             6.613            6.590
    100-03+                 6.677           6.654            6.631             6 607            6.582
    100-04                  6.673           6.650            6.625             6.600            6.575
    100-04+                 6.670           6.645            6.619             6.594            6.567
    100-05                  6.666           6.64O            6.614             6.587            6.559
------------------------------------------------------------------------------------------------------
    100-05+                 6.662           6.636            6.608             6.580            6.553
    100-06                  6.659           6.631            6.603             6.574            6.544
    100-06+                 6.655           6.626            6.597             6.567            6.536
    100-07                  6.651           6.622            6.591             6.560            6.528
    100-07+                 6.648           6.617            6.586             6.554            6.521
    100-08                  6.644           6.613            6.580             6.547            6.513
======================================================================================================
WAL(yr)                      5.86            4.32             3.38              2.77             2.34
MDUR(yr)                     4.24            3.35             2.75              2.33             2.02
First Prin Pay          01/15/991        01/15/99         01/15/99          01/15/99         01/15/99
Last Prin Pay          12/15/2013      05/15/2010       11/15/2007        02/15/2006       12/15/2004
------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  13:38:03            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                Headlands Home Equity Loan Trust 1998-2 CLASS A-3
                         Price-Yield Sensitivity Report

    Settlement                           12/29/98
    Class Balance                     $44,007,663
    Bond Coupon                            6.670%
    Cut-off Date                         12/01/98
    Next Payment Date                    01/15/99
    Accrued Interest Days                      28
    Prepayment Ramp      100% PPC: 2%-20% CPR over months 1-18, 20% CPR ongoing
    Cleanup Call                               No

------------------------------------------------------------------------------------------------------
  Flat                     125's            125's            125's            125's            125's
  Price                   50% PPC         75% PPC          100% PPC         125% PPC         150% PPC
======================================================================================================
     99-24                  6.772           6.781            6.787             6.791            6.792
     99-24+                 6.769           6.777            6.782             6.785            6.785
     99-25                  6.765           6.772            6.776             6.778            6.778
     99-25+                 6.762           6.768            6.771             6.772            6.771
     99-26                  6.758           6.763            6.765             6.766            6.763
     99-26+                 6.754           6.759            6.760             6.759            6.756
------------------------------------------------------------------------------------------------------
     99-27                  6.751           6.754            6.755             6.753            6.749
     99-27+                 6.747           6.750            6.749             6.747            6.742
     99-28                  6.744           6.745            6.744             6.741            6.734
     99-28+                 6.740           6.741            6.739             6.734            6.727
     99-29                  6.736           6.736            6.733             6.728            6.720
     99-29+                 6.733           6.732            6.728             6.722            6.713
     99-30                  6.729           6.727            6.723             6.716            6.705
     99-30+                 6.726           6.723            6.717             6.709            6.698
     99-31                  6.722           6.719            6.712             6.703            6.691
     99-31+                 6.719           6.714            6.707             6.697            6.684
------------------------------------------------------------------------------------------------------
    100-00                  6.715           6.710            6.701             6.690            6.677
------------------------------------------------------------------------------------------------------
    100-00+                 6.711           6.705            6.696             6.684            6.669
    100-01                  6.708           6.701            6.69O             6.678            6.662
    lO0-01+                 6.704           6.696            6.685             6.672            6.655
    100-02                  6.701           6.692            6.680             6.665            6.648
    100-02+                 6.697           6.687            6.674             6.659            6.641
    100-03                  6.693           6.683            6.669             6.653            6.633
    100-03+                 6.690           6.678            6.664             6.647            6.626
    100-04                  6.686           6.674            6.658             6.640            6.619
    100-04+                 6.683           6.670            6.653             6.634            6.612
    100-05                  6.679           6.665            6.648             6.628            6.605
------------------------------------------------------------------------------------------------------
    100-05+                 6.676           6.661            6.642             6.622            6.597
    100-06                  6.672           6.656            6.637             6.616            6.590
    100-06+                 6.668           6.652            6.632             6.609            6.583
    100-07                  6.665           6.647            6.626             6.603            6.576
    100-07+                 6.661           6.643            6.621             6.597            6.569
    100-08                  6.658           6.639            6.616             6.591            6.561
======================================================================================================
WAL (yr)                     6.16            4.67             3.71              3.05             2.58
MDUR(yr)                     4.34            3.49             2.91              2.48             2.15
First Prin Pay           01/15/99        01/15/99         01/15/99          01/15/99         01/15/99
Last Prin Pay         04/15/20201      08/15/2019       12/15/2017        08/15/2015       03/15/2013
------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
       Duration and related sensitivities are calculated at midpoint price.
            Maturity and Last Principal Pay Dates may be distorted by
                        the use of collateral pool WAMs.

  GREENWICH CAPITAL      17-Dec-98                  13:40:08            [wto]

This information is furnished to you solely by Greenwich Capital by Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/18/98

             HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Equity Loans
                               11/30/98 Balances
--------------------------------------------------------------------------------

 LOAN TYPE:                                  HELOCS
TOTAL CURRENT BALANCE:                      $   103,852,168.50
TOTAL FIRST MORT BALANCE:                   $   673,263,879.83
NUMBER OF LOANS:                                         2,684

AVERAGE CURRENT BALANCE:                    $  38,693.06           RANGE:     $         100.00 - $   417,000.00
AVERAGE FIRST MORT BALANCE:                 $ 252,064.35           RANGE:     $           0.00 - $ 2,190,000.00

AVERAGE APPRAISAL VALUE:                    $ 359,393.00           RANGE:     $           0.00 - $ 3,000,000.00
AVERAGE PURCHASE PRICE:                     $ 311,826.03           RANGE:     $           0.00 - $ 2,850,000.00
AVERAGE COLLATERAL VALUE:                   $ 357,149.40           RANGE:     $      27,000.00 - $ 3,000,000.00
AVERAGE PI PAYMENT:                         $     399.66           RANGE:     $           0.00 - $     4,175.37

WEIGHTED AVERAGE GROSS COUPON:                    8.1559%          RANGE:     5.8750    -    15.7500%

WEIGHTED AVERAGE MARGIN:                          3.3532%          RANGE:     0.0000    -     6.9500%
WEIGHTED AVERAGE MAX INT RATE:                   18.1781%          RANGE:    18.0000    -    25.0000%

WEIGHTED AVERAGE NEXT RESET:                       2 months        RANGE:          1    -        6 months

WEIGHTED AVERAGE  COMBINED LTV:                    85.68%          RANGE:       5.13    -     100.00%

WEIGHTED AVERAGE  FICO SCORE:                     698.39%          RANGE:       0.00    -     818.00%

WEIGHTED AVERAGE  DEBT RATIO:                      36.13%          RANGE:       0.00    -      73.29%

WEIGHTED AVERAGE  ORIGINAL TERM:                  219.43 months    RANGE:     179.00    -     300.00 months
WEIGHTED AVERAGE  DRAW TERM:                      103.63 months    RANGE:      60.00    -     180.00 months
WEIGHTED AVERAGE  REMAINING TERM:                 216.63 months    RANGE:     171.00    -     300.00 months
WEIGHTED AVERAGE  SEASONING:                        2.05 months    RANGE:       0.00    -      22.00 months

TOP CITY CONCENTRATIONS ($):                        8.71%      LOS ANGELES, 4.25 % SAN FRANCISCO, 3.72% SAN DIEGO
TOP STATE CONCENTRATIONS ($):                      84.62%      California, 2.53% Washington, 2.26%  Arizona
MAXIMUM ZIP CODE CONCENTRATION ($):                 1.25%      92067 (PANCHO SANTA FE, CA)

ORIGINATION DATE:                                  Dec 17, 1996  -   Nov 20, 1998
FIRST PAY DATE:                                    Feb 25, 1997  -   Jan 25, 1999
MATURE DATE:                                       Feb 25, 2013  -   Nov 25, 2023
INITIAL ADJ. DATE:                                 Mar 17, 1997  -   May 01, 1999
PYMT ADJ. DATE:                                    Dec 25, 1998  -   Jun 25, 1999

--------------------------------------------------------------------------------

                                                                 CURRENT
                                                           PRINCIPAL BALANCE       PCT($)     # OF LOANS     PCT(#)
                                                           -----------------       ------     ----------     ------
 CURRENT BALANCE:                 100.00  -     10,000.00     1,197,236.25          1.15          260         9.69
                               10,000.01  -     20,000.00     7,344,108.05          7.07          473        17.62
                               20,000.01  -     30,000.00    14,046,802.93         13.53          561        20.90
                               30,000.01  -     40,000.00    15,605,177.08         15.03          445        16.58
                               40,000.01  -     50,000.00    18,805,751.49         18.11          408        15.20
                               50,000.01  -     60,000.00     7,965,423.43          7.67          143         5.33
                               60,000.01  -     70,000.00     5,758,132.70          5.54           88         3.28
                               70,000.01  -     80,000.00     5,611,052.09          5.40           75         2.79
                               80,000.01  -     90,000.00     4,593,968.26          4.42           54         2.01
                               90,000.01  -    100,000.00     8,399,752.07          8.09           86         3.20
                                          >    100,000.00    14,524,764.15         13.99           91         3.39


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 1/5

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/18/98

             HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Equity Loans
                               11/30/98 Balances
--------------------------------------------------------------------------------

                                                                            CURRENT
                                                                       PRINCIPAL BALANCE      PCT($)     # OF LOANS     PCT(#)
                                                                       -----------------      ------     ----------     ------
             COLLATERAL VALUE:            27,000   -    50,000                50,644.28         0.05            4         0.15
                                          50,001   -   100,000             1,041,303.23         1.00           73         2.72
                                         100,001   -   150,000             4,959,800.04         4.78          230         8.57
                                         150,001   -   200,000             8,793,953.05         8.47          353        13.15
                                         200,001   -   250,000            10,584,693.58        10.19          359        13.38
                                         250,001   -   300,000            11,564,585.87        11.14          354        13.19
                                         300,001   -   350,000            11,510,261.46        11.08          314        11.70
                                         350,001   -   400,000             9,976,104.34         9.61          235         8.76
                                         400,001   -   450,000             7,557,251.82         7.28          171         6.37
                                         450,001   -   500,000             5,076,827.19         4.89          106         3.95
                                         500,001   -   550,000             4,678,739.45         4.51           89         3.32
                                         550,001   -   600,000             4,137,295.82         3.98           80         2.98
                                         600,001   -   650,000             3,411,591.67         3.29           69         2.57
                                         650,001   -   700,000             2,701,182.19         2.60           43         1.60
                                         700,001   -   750,000             2,591,290.06         2.50           41         1.53
                                         750,001   -   800,000             2,442,241.95         2.35           32         1.19
                                         800,001   -   850,000             1,630,846.82         1.57           26         0.97
                                         850,001   -   900,000             3,032,768.81         2.92           34         1.27
                                         900,001   -   950,000               907,098.30         0.87           11         0.41
                                         950,001   - 1,000,000               983,467.80         0.95           10         0.37
                                       1,000,001   - 1,050,000                98,975.88         0.10            1         0.04
                                       1,050,001   - 1,100,000               249,426.26         0.24            2         0.07
                                       1,100,001   - 1,150,000               525,892.16         0.51            4         0.15
                                       1,150,001   - 1,200,000               861,348.17         0.83           11         0.41
                                       1,200,001   - 1,250,000               498,468.43         0.48            5         0.19
                                       1,250,001   - 1,300,000               722,013.40         0.70            6         0.22
                                       1,350,001   - 1,400,000               261,663.54         0.25            3         0.11
                                       1,400,001   - 1,450,000               206,106.41         0.20            1         0.04
                                       1,450,001   - 1,500,000               690,345.37         0.66            4         0.15
                                       1,550,001   - 1,600,000               241,223.26         0.23            3         0.11
                                       1,600,001   - 1,650,000               200,000.00         0.19            1         0.04
                                       1,650,001   - 1,700,000               273,053.27         0.26            1         0.04
                                       1,750,001   - 1,800,000               230,130.46         0.22            2         0.07
                                       1,800,001   - 1,850,000               141,698.99         0.14            1         0.04
                                       1,950,001   - 2,000,000               109,809.85         0.11            1         0.04
                                       2,200,001   - 2,250,000               417,000.00         0.40            1         0.04
                                       2,250,001   - 2,300,000               200,000.00         0.19            1         0.04
                                       2,800,001   - 2,850,000                99,711.99         0.10            1         0.04
                                       2,950,001   - 3,000,000               193,353.33         0.19            1         0.04

             LOAN RATE:                5.88   -  6.00                     57,197,584.43        55.08        1,508        56.18
                                       6.01   -  6.50                         52,293.89         0.05            1         0.04
                                       6.51   -  7.00                      4,769,072.36         4.59          126         4.69
                                       7.01   -  7.50                        427,736.91         0.41            9         0.34
                                       7.51   -  8.00                         34,823.76         0.03            2         0.07
                                       8.01   -  8.50                      1,283,713.19         1.24           42         1.56
                                       8.51   -  9.00                      1,662,221.74         1.60           42         1.56
                                       9.01   -  9.50                      1,385,125.73         1.33           35         1.30
                                       9.51   -  10.00                     1,261,105.42         1.21           36         1.34
                                       10.01  -  10.50                     3,929,522.86         3.78          131         4.88
                                       10.51  -  11.00                     4,860,438.37         4.68          112         4.17
                                       11.01  -  11.50                     5,725,864.45         5.51          138         5.14
                                       11.51  -  12.00                     5,722,577.13         5.51          120         4.47
                                       12.01  -  12.50                     6,433,841.53         6.20          172         6.41
                                       12.51  -  13.00                     6,631,332.57         6.39          161         6.00
                                       13.01  -  13.50                     2,249,962.98         2.17           39         1.45
                                       13.51  -  14.00                       150,774.04         0.15            5         0.19
                                       14.01  -  14.50                        27,019.64         0.03            2         0.07
                                       14.51  -  15.00                        25,000.00         0.02            1         0.04
                                              >  15.01                        22,157.50         0.02            2         0.07

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 2/5

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/18/98

             HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Equity Loans
                               11/30/98 Balances
--------------------------------------------------------------------------------

                                                                           CURRENT
                                                                       PRINCIPAL BALANCE         PCT($)         # OF LOANS   PCT(#)
                                                                       -----------------         ------         ----------   ------
                MARGIN:                          <=  0.50                3,947,191.36             3.80              141       5.25
                                          0.51    -  1.00                6,206,766.02             5.98              176       6.56
                                          1.01    -  1.50                3,088,590.23             2.97               77       2.87
                                          1.51    -  2.00                3,414,519.60             3.29               97       3.61
                                          2.01    -  2.50               11,991,993.14            11.55              368      13.71
                                          2.51    -  3.00               12,217,061.73            11.76              288      10.73
                                          3.01    -  3.50               13,573,295.04            13.07              320      11.92
                                          3.51    -  4.00                9,865,590.73             9.50              208       7.75
                                          4.01    -  4.50               15,100,946.51            14.54              447      16.65
                                          4.51    -  5.00               18,399,802.43            17.72              447      16.65
                                          5.01    -  5.50                5,368,750.36             5.17               98       3.65
                                          5.51    -  6.00                  566,556.12             0.55               13       0.48
                                          6.01    -  6.50                   86,105.23             0.08                3       0.11
                                          6.51    -  6.95                   25,000.00             0.02                1       0.04

                MAX INT RATE:             18.00                        100,793,025.10            97.05            2,591      96.54
                                          24.00                          2,917,000.88             2.81               87       3.24
                                          25.00                            142,142.52             0.14                6       0.22

                NEXT RESET:               1                             13,069,995.98            12.59              333      12.41
                                          2                             78,988,021.73            76.06            2,063      76.86
                                          3                             10,649,373.26            10.25              258       9.61
                                          5                                785,577.53             0.76               20       0.75
                                          6                                359,200.00             0.35               10       0.37

                COMBINED LTV:                    <=  10.00                  89,178.62             0.09                3       0.11
                                          10.01   -  20.00                 555,216.62             0.53               11       0.41
                                          20.01   -  30.00                 238,370.35             0.23                8       0.30
                                          30.01   -  40.00               1,087,193.13             1.05               19       0.71
                                          40.01   -  50.00                 947,439.13             0.91               23       0.86
                                          50.01   -  60.00               2,354,655.96             2.27               47       1.75
                                          60.01   -  70.00               3,968,949.87             3.82               91       3.39
                                          70.01   -  80.00              17,505,586.11            16.86              370      13.79
                                          80.01   -  90.00              47,412,916.09            45.65            1,404      52.31
                                          90.01   - 100.00              29,692,662.62            28.59              708      26.38

                FICO SCORE:                      <=   0.00                 210,238.23             0.20                9       0.34
                                          500.01  - 550.00                 118,500.00             0.11                1       0.04
                                          550.01  - 600.00                 247,172.14             0.24                6       0.22
                                          600.01  - 650.00              10,905,619.47            10.50              244       9.09
                                          650.01  - 700.00              46,519,917.83            44.79            1,166      43.44
                                          700.01  - 750.00              33,184,703.39            31.95              902      33.61
                                          750.01  - 800.00              12,513,936.29            12.05              350      13.04
                                          800.01  - 818.00                 152,081.15             0.15                6       0.22

                ORIGINAL TERM:            179                               31,375.00             0.03                1       0.04
                                          180                           69,698,290.48            67.11            1,730      64.46
                                          300                           34,122,503.02            32.86              953      35.51

                DRAW TERM:                60                            66,089,592.21            63.64            1,621      60.39
                                          180                           37,762,576.29            36.36            1,063      39.61

                REMAINING TERM:           171 - 176                     23,247,719.42            22.39              572      21.31
                                          177 - 182                     46,481,946.06            44.76            1,159      43.18
                                          273 - 278                         74,995.90             0.07                1       0.04
                                          291 - 296                     12,371,155.96            11.91              332      12.37
                                          297 - 300                     21,676,351.16            20.87              620      23.10

                SEASONING:                   <=  0                      25,228,589.26            24.29              623      23.21
                                            1 -  3                      57,242,384.21            55.12            1,491      55.55
                                            4 -  6                      21,228,003.36            20.44              566      21.09
                                            7 -  9                          78,195.77             0.08                3       0.11
                                           22 - 22                          74,995.90             0.07                1       0.04

                DELINQUENT:               Delinquent:0-29 Days        103,174,994.39             99.35            2,665      99.29
                                          Delinquent:30-59 Days           677,174.11              0.65               19       0.71

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 3/5

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/18/98

             HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Equity Loans
                               11/30/98 Balances
--------------------------------------------------------------------------------


                                                                                CURRENT
                                                                          PRINCIPAL BALANCE      PCT($)      # OF LOANS    PCT(#)
                                                                          -----------------      ------      ----------    ------
                INDEX:          Prime Rate                                  103,852,168.50       100.00         2,684      100.00

                AMORTIZATION:   Fully Amortizing                            103,852,168.50       100.00         2,684      100.00

                PROPERTY TYPE:  Single Family                                76,134,140.28        73.31         1,960       73.03
                                PUD                                          18,481,825.94        17.80           441       16.43
                                Condominium                                   5,750,350.60         5.54           191        7.12
                                2 Units                                       2,213,852.77         2.13            57        2.12
                                3 Units                                         704,697.55         0.68            16        0.60
                                4 Units                                         567,301.36         0.55            19        0.71

                PURPOSE:        Cash Out Refinance                           67,171,733.55        64.68         1,690       62.97
                                Purchase                                     28,552,252.30        27.49           751       27.98
                                Rate/Term Refinance                           8,128,182.65         7.83           243        9.05

                OCCUPANCY:      Primary                                     101,815,208.61        98.04         2,621       97.65
                                Non-owner                                     1,814,657.98         1.75            56        2.09
                                Second Home                                     222,301.91         0.21             7        0.26

                DOCUMENTATION:  Full Documentation                           57,629,994.85        55.49         1,540       57.38
                                No Employment/Income                         40,601,303.02        39.10         1,000       37.26
                                No Ratio                                      5,620,870.63         5.41           144        5.37

                STATE:          Alabama                                          14,900.00         0.01             1        0.04
                                Arizona                                       2,345,684.70         2.26            85        3.17
                                CaLifornia                                   87,880,818.62        84.62         2,162       80.55
                                Colorado                                      1,982,978.94         1.91            61        2.27
                                Connecticut                                      37,500.00         0.04             1        0.04
                                Florida                                       1,319,656.48         1.27            40        1.49
                                Georgia                                         555,378.20         0.53            14        0.52
                                Idaho                                           331,590.25         0.32            18        0.67
                                Illinois                                        434,732.39         0.42            12        0.45
                                Indiana                                          12,800.00         0.01             1        0.04
                                Maryland                                        703,558.18         0.68            16        0.60
                                Massachusetts                                   679,823.94         0.65            23        0.86
                                Michigan                                         87,500.00         0.08             1        0.04
                                Montana                                         170,876.49         0.16             7        0.26
                                Nevada                                        1,102,909.27         1.06            38        1.42
                                New Hampshire                                    39,253.51         0.04             2        0.07
                                New Jersey                                      157,813.79         0.15             5        0.19
                                New Mexico                                      118,145.83         0.11             6        0.22
                                New York                                         67,997.13         0.07             1        0.04
                                Oregon                                        1,511,170.35         1.46            47        1.75
                                Pennsylvania                                     40,000.00         0.04             1        0.04
                                Utah                                          1,000,830.51         0.96            40        1.49
                                Virginia                                        611,517.65         0.59            17        0.63
                                Washington                                    2,632,045.63         2.53            84        3.13
                                Wyoming                                          12,686.64         0.01             1        0.04

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 4/5

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/18/98

             HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Equity Loans
                               11/30/98 Balances
--------------------------------------------------------------------------------

                                                                  CURRENT
  TOP 50 PROPERTY ZIP       PROPERTY CITY                   PRINCIPAL BALANCE      PCT($)     # OF LOANS     PCT(#)
  -------------------       -------------                   -----------------      ------     ----------     ------
  92067                     RANCHO SANTA FE, CA                  1,300,260.36       1.25            9          0.34
  94901                     SAN RAFAEL, CA                       1,141,888.30       1.10           22          0.82
  94941                     MILL VALLEY, CA                        945,873.32       0.91           19          0.71
  95070                     SARATOGA, CA                           934,241.45       0.90            8          0.30
  90272                     PACIFIC PALISADES,CA                   903,173.60       0.87            9          0.34
  94960                     SAN ANSELMO, CA                        833,732.06       0.80           11          0.41
  92024                     ENCINITAS, CA                          775,939.20       0.75           14          0.52
  92009                     CARLSBAD, CA                           748,546.26       0.72           23          0.86
  90049                     LOS ANGELES, CA                        736,124.57       0.71            8          0.30
  94062                     REDWOOD CITY, CA                       698,110.11       0.67           11          0.41
  94306                     PALO ALTO, CA                          658,932.55       0.63            9          0.34
  92131                     SAN DIEGO, CA                          620,626.17       0.60           12          0.45
  94549                     LAFAYETTE, CA                          606,401.10       0.58           10          0.37
  90274                     PALOS VERDES PENINSULA, CA             593,907.24       0.57            7          0.26
  94550                     LIVERMORE, CA                          564,183.02       0.54           16          0.60
  91302                     WOODLAND HILLS, CA                     552,588.33       0.53           13          0.48
  91436                     VAN NUYS, CA                           550,128.11       0.53            9          0.34
  95123                     SAN JOSE, CA                           541,019.33       0.52           12          0.45
  94114                     SAN FRANCISCO, CA                      535,630.15       0.52            8          0.30
  94539                     FREMONT, CA                            530,872.47       0.51           13          0.48
  94010                     BURLINGAME, CA                         530,400.33       0.51            8          0.30
  92677                     LAGUNA BEACH, CA                       521,249.55       0.50           15          0.56
  91604                     NORTH HOLLYWOOD, CA                    513,684.00       0.49           11          0.41
  90069                     LOS ANGELES, CA                        509,408.87       0.49           15          0.56
  95120                     SAN JOSE, CA                           507,353.88       0.49            8          0.30
  94903                     SAN RAFAEL, CA                         487,459.52       0.47           16          0.60
  91301                     AGOURA HILLS, CA                       485,960.21       0.47           14          0.52
  94070                     SAN CARLOS, CA                         483,743.11       0.47           12          0.45
  94904                     SAN RAFAEL, CA                         480,050.71       0.46            7          0.26
  94954                     PETALUMA, CA                           479,286.05       0.46           18          0.67
  94526                     DANVILLE, CA                           476,417.59       0.46            7          0.26
  90402                     SANTA MONICA, CA                       465,718.62       0.45            4          0.15
  94947                     NOVATO, CA                             461,561.93       0.44           15          0.56
  94506                     DANV1LLE, CA                           456,600.87       0.44            8          0.30
  94925                     CORTE MADERA, CA                       444,972.78       0.43           10          0.37
  92037                     LA JOLLA, CA                           435,899.24       0.42           12          0.45
  90265                     MALIBU, CA                             431,738.53       0.42            6          0.22
  94122                     SAN FRANCISCO, CA                      424,021.37       0.41           11          0.41
  94118                     SAN FRANCISCO, CA                      421,550.00       0.41            3          0.11
  90004                     LOS ANGELES, CA                        415,562.06       0.40            8          0.30
  91356                     TARZANA, CA                            413,453.34       0.40           10          0.37
  94920                     BELVEDERE-TIBURON,CA                   411,707.43       0.40            8          0.30
  90277                     REDONDO BEACH, CA                      409,764.65       0.39            8          0.30
  94404                     SAN MATEO, CA                          406,396.45       0.39            4          0.15
  90275                     RANCHO PALOS VERDES, CA                404,924.05       0.39            8          0.30
  90024                     LOS ANGELES, CA                        396,884.07       0.38            3          0.11
  90405                     SANTA MONICA, CA                       395,962.39       0.38            6          0.22
  94027                     MENLO PARK, CA                         394,900.77       0.38            4          0.15
  94568                     PLEASANTON, CA                         394,052.56       0.38            9          0.34
  91307                     CANOGA PARK, CA                        390,231.37       0.38            8          0.30
  -------------------       -------------                   -----------------      ------     ----------     ------
  TOTAL                                                         28,223,094.00      27.18          519         19.34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 5/5

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

           HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Closed End Seconds
                                11/30/98 Balances
--------------------------------------------------------------------------------

                   LOAN TYPE:                           CLOSED-END SECOND LIENS

                   TOTAL CURRENT BALANCE:               $ 59,808,237.87

                   TOTAL FIRST MORT BALANCE:            $338,565,702.71

                   NUMBER OF LOANS:                               1,640

                   AVERAGE CURRENT BALANCE:             $     36,468.44         RANGE:  $   6,707.60  -  $   324,276.84
                   AVERAGE FIRST MORT BALANCE:          $    208,991.17         RANGE:  $       0.00  -  $ 2,175,000.00

                   AVERAGE APPRAISAL VALUE:             $    287,065.66         RANGE:  $       0.00  -  $ 3,500,000.00
                   AVERAGE PURCHASE PRICE:              $    269,935.20         RANGE:  $       0.00  -  $ 1,395,000.00
                   AVERAGE COLLATERAL VALUE:            $    283,878.80         RANGE:  $  36,000.00  -  $ 3,500,000.00
                   AVERAGE PI PAYMENT:                  $        395.24         RANGE:  $      79.39  -  $     3,668.47

                   WEIGHTED AVERAGE GROSS COUPON:               11.1059%        RANGE:        8.0000  -  15.0000%

                   WEIGHTED AVERAGE COMBINED LTV:                 86.40%        RANGE:          5.93  -  100.00%

                   WEIGHTED AVERAGE FICO SCORE:                  702.07%        RANGE:          0.00  -  808.00%

                   WEIGHTED AVERAGE DEBT RATIO:                   35.51%        RANGE:          0.00  -  61.57%

                   WEIGHTED AVERAGE ORIGINAL TERM:          244.40 months       RANGE:        180.00  -  360.00 months
                   WEIGHTED AVERAGE REMAINING TERM:         179.14 months       RANGE:        173.00  -  180.00 months
                   WEIGHTED AVERAGE SEASONING:                0.86 months       RANGE:          0.00  -  7.00 months

                   TOP CITY CONCENTRATIONS ($):               6.71% LOS ANGELES, 4.87% SAN DIEGO, 3.02% SAN JOSE
                   TOP STATE CONCENTRATIONS ($):             72.76% California, 5.27% Washington, 3.76% Oregon
                   MAXIMUM ZIP CODE CONCENTRATION ($):        0.94% 90266 (MANHATTAN BEACH, CA)

                   ORIGINATION DATE:                         Mar 03, 1998 - Nov 24, 1998
                   FIRST PAY DATE:                           May 01, 1998 - Jan 01, 1999
                   MATURE DATE:                              Apr 01, 2013 - Dec 01, 2013

--------------------------------------------------------------------------------

                                                                           CURRENT
                                                                      PRINCIPAL BALANCE      PCT($)     # OF LOANS     PCT(#)
                                                                      -----------------      ------     ----------     ------
             CURRENT BALANCE:              6,707.60  -   10,000.00          239,416.74         0.40           25          1.52
                                          10,000.01  -   20,000.00        5,465,662.90         9.14          354         21.59
                                          20,000.01  -   30,000.00       11,138,769.28        18.62          442         26.95
                                          30,000.01  -   40,000.00       11,033,171.31        18.45          311         18.96
                                          40,000.01  -   50,000.00       12,447,788.29        20.81          267         16.28
                                          50,000.01  -   60,000.00        3,995,575.75         6.68           72          4.39
                                          60,000.01  -   70,000.00        3,100,490.42         5.18           48          2.93
                                          70,000.01  -   80,000.00        3,073,694.27         5.14           41          2.50
                                          80,000.01  -   90,000.00          861,469.90         1.44           10          0.61
                                          90,000.01  -  100,000.00        4,306,852.13         7.20           44          2.68
                                                     >  100,000.00        4,145,346.88         6.93           26          1.59

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 1/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

           HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Closed End Seconds
                                11/30/98 Balances
--------------------------------------------------------------------------------


                                                                                   CURRENT
                                                                             PRINCIPAL BALANCE      PCT($)      # OF LOANS   PCT(#)
                                                                             -----------------      ------      ----------   ------
                  COLLATERAL VALUE:             36,000  -     50,000                  7,000.00       0.01              1      0.06
                                                50,001  -    100,000              1,077,566.23       1.80             72      4.39
                                               100,001  -    150,000              5,035,999.11       8.42            248     15.12
                                               150,001  -    200,000              7,408,411.08      12.39            289     17.62
                                               200,001  -    250,000              8,390,281.14      14.03            263     16.04
                                               250,001  -    300,000              8,448,275.12      14.13            235     14.33
                                               300,001  -    350,000              6,467,329.78      10.81            157      9.57
                                               350,001  -    400,000              5,775,997.17       9.66            121      7.38
                                               400,001  -    450,000              3,112,470.29       5.20             62      3.78
                                               450,001  -    500,000              2,640,295.75       4.41             52      3.17
                                               500,001  -    550,000              2,143,789.01       3.58             36      2.20
                                               550,001  -    600,000              1,474,761.09       2.47             20      1.22
                                               600,001  -    650,000              1,436,151.75       2.40             20      1.22
                                               650,001  -    700,000              1,217,517.84       2.04             15      0.91
                                               700,001  -    750,000              1,120,871.00       1.87             13      0.79
                                               750,001  -    800,000                668,876.53       1.12              7      0.43
                                               800,001  -    850,000                327,824.55       0.55              4      0.24
                                               850,001  -    900,000                669,219.81       1.12              7      0.43
                                               900,001  -    950,000                563,197.84       0.94              3      0.18
                                               950,001  -  1,000,000                199,592.88       0.33              2      0.12
                                             1,000,001  -  1,050,000                 99,780.07       0.17              1      0.06
                                             1,100,001  -  1,150,000                 14,358.75       0.02              1      0.06
                                             1,150,001  -  1,200,000                153,561.94       0.26              2      0.12
                                             1,200,001  -  1,250,000                100,000.00       0.17              1      0.06
                                             1,250,001  -  1,300,000                194,685.51       0.33              2      0.12
                                             1,350,001  -  1,400,000                139,500.00       0.23              1      0.06
                                             1,500,001  -  1,550,000                 99,542.50       0.17              1      0.06
                                             1,600,001  -  1,650,000                198,272.23       0.33              1      0.06
                                             1,950,001  -  2,000,000                199,041.92       0.33              1      0.06
                                             2,650,001  -  2,700,000                 99,790.14       0.17              1      0.06
                                             3,450,001  -  3,500,000                324,276.84       0.54              1      0.06

                  LOAN RATE:                  8.00  -   8.00                        144,410.00       0.24              2      0.12
                                              8.01  -   8.50                        401,550.24       0.67             14      0.85
                                              8.51  -   9.00                      2,172,468.84       3.63             55      3.35
                                              9.01  -   9.50                      4,845,622.52       8.10            135      8.23
                                              9.51  -  10.00                      8,889,117.19      14.86            261     15.91
                                             10.01  -  10.50                      5,226,040.08       8.74            135      8.23
                                             10.51  -  11.00                      6,332,763.25      10.59            152      9.27
                                             11.01  -  11.50                      7,485,270.57      12.52            191     11.65
                                             11.51  -  12.00                      9,163,719.41      15.32            290     17.68
                                             12.01  -  12.50                      7,452,721.48      12.46            205     12.50
                                             12.51  -  13.00                      5,035,459.13       8.42            136      8.29
                                             13.01  -  13.50                      2,055,146.38       3.44             47      2.87
                                             13.51  -  14.00                        547,689.21       0.92             14      0.85
                                             14.51  -  15.00                         56,259.57       0.09              3      0.18

                  COMBINED LTV:                    <=  10.00                        248,978.98       0.42              8      0.49
                                             10.01  -  20.00                        368,230.61       0.62              9      0.55
                                             20.01  -  30.00                        253,766.37       0.42              3      0.18
                                             30.01  -  40.00                        334,373.66       0.56              4      0.24
                                             40.01  -  50.00                        247,969.72       0.41              5      0.30
                                             50.01  -  60.00                        887,666.17       1.48             16      0.98
                                             60.01  -  70.00                      1,758,637.57       2.94             31      1.89
                                             70.01  -  80.00                      7,765,612.81      12.98            150      9.15
                                             80.01  -  90.00                     33,302,647.35      55.68          1,027     62.62
                                             90.01  - 100.00                     14,640,354.63      24.48            387     23.60

                  ORIGINAL TERM:             180                                 38,409,266.90      64.22          1,087     66.28
                                             360                                 21,398,970.97      35.78            553     33.72

                  DRAW TERM:                 0                                   59,808,237.87     100.00          1,640    100.00

                  REMAINING TERM:           173  - 176                            2,188,428.64       3.66             67      4.09
                                            177  - 180                           57,619,809.23      96.34          1,573     95.91

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 2/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

           HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Closed End Seconds
                                11/30/98 Balances
--------------------------------------------------------------------------------

                                                                                   CURRENT
                                                                              PRINCIPAL BALANCE      PCT($)      # OF LOANS   PCT(#)
                                                                              -----------------      ------      ----------   ------
                  SEASONING:                     <=   0                          33,253,951.78        55.60            908     55.37
                                               1  -   3                          24,365,857.45        40.74            665     40.55
                                               4  -   6                           2,155,172.42         3.60             66     4.02
                                               7  -   7                              33,256.22         0.06              1     0.06

                  DELINQUENT:                Delinquent:0-29 Days                59,724,430.75       99.86           1,637    99.82
                                             Delinquent:30-59 Days                   43,807.12        0.07               2     0.12
                                             Delinquent:60-89 Days                   40,000.00        0.07               1     0.06

                  INDEX:                     Fixed Rate                          59,808,237.87      100.00           1,640   100.00

                  AMORTIZATION:              Fully Amortizing                    38,409,266.90       64.22           1,087    66.28
                                             Balloon                             21,398,970.97       35.78             553    33.72

                  PROPERTY TYPE:             Single Family                       43,644,905.94       72.97           1,175    71.65
                                             PUD                                 10,573,599.86       17.68             266    16.22
                                             Condominium                          3,552,902.79        5.94             133     8.11
                                             2 Units                              1,233,991.61        2.06              35     2.13
                                             3 Units                                420,893.58        0.70              15     0.91
                                             4 Units                                381,944.09        0.64              16     0.98

                  PURPOSE:                   Cash Out Refinance                  34,621,991.72       57.89             824    50.24
                                             Purchase                            20,828,104.78       34.82             672    40.98
                                             Rate/Term Refinance                  4,358,141.37        7.29             144     8.78

                  OCCUPANCY:                 Primary                             58,440,886.85       97.71           1,576    96.10
                                             Non-owner                            1,223,680.00        2.05              58     3.54
                                             Second Home                            143,671.02        0.24               6     0.37

                  DOCUMENTATION:             Full Documentation                  30,439,662.26       50.90             835    50.91
                                             No Employment/Income                26,472,830.14       44.26             734    44.76
                                             No Ratio                             2,895,745.47        4.84              71     4.33

                  STATE:                     Arizona                              1,485,094.11        2.48              62     3.78
                                             Arkansas                                15,604.77        0.03               1     0.06
                                             California                          43,518,160.86       72.76           1,071    65.30
                                             Colorado                               707,138.55        1.18              24     1.46
                                             Connecticut                            121,903.70        0.20               5     0.30
                                             Delaware                                26,899.09        0.04               1     0.06
                                             Florida                                494,144.24        0.83              22     1.34
                                             Georgia                                576,267.78        0.96              23     1.40
                                             Idaho                                  407,445.97        0.68              17     1.04
                                             Illinois                                82,368.93        0.14               3     0.18
                                             Maryland                             1,033,014.66        1.73              34     2.07
                                             Massachusetts                          527,093.00        0.88              19     1.16
                                             Montana                                330,716.15        0.55              13     0.79
                                             Nevada                                 947,097.91        1.58              28     1.71
                                             New Hampshire                           12,025.00        0.02               1     0.06
                                             New Jersey                             268,395.24        0.45               8     0.49
                                             New Mexico                             171,199.07        0.29               7     0.43
                                             New York                                34,910.60        0.06               1     0.06
                                             North Carolina                         124,834.93        0.21               5     0.30
                                             Ohio                                    19,154.47        0.03               1     0.06
                                             Oregon                               2,250,540.40        3.76              84     5.12
                                             Pennsylvania                           315,135.02        0.53               8     0.49
                                             South Carolina                          95,110.89        0.16               4     0.24
                                             Tennessee                               82,840.54        0.14               3     0.18
                                             Utah                                 1,884,431.00        3.15              57     3.48
                                             Virginia                               997,872.63        1.67              30     1.83
                                             Washington                           3,152,226.51        5.27             105     6.40
                                             Wyoming                                126,611.85        0.21               3      0.18


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 3/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

           HEADLANDS HOME EQUITY LOAN TRUST 1998-2: Closed End Seconds
                                11/30/98 Balances
--------------------------------------------------------------------------------

                                                                 CURRENT
  TOP 50 PROPERTY ZIP        PROPERTY CITY                   PRINCIPAL BALANCE      PCT($)     # OF LOANS     PCT(#)
  -------------------        -------------                   -----------------      ------     ----------     ------
  90266                      MANHATTAN BEACH, CA                    560,780.23       0.94           7           0.43
  92679                      TRABUCO CANYON, CA                     495,621.26       0.83          10           0.61
  94583                      SAN RAMON, CA                          460,213.31       0.77          10           0.61
  92129                      SAN DIEGO, CA                          443,333.64       0.74          11           0.67
  91436                      VAN NUYS, CA                           396,773.08       0.66           3           0.18
  94506                      DANVILLE, CA                           383,411.07       0.64           3           0.18
  92675                      SAN JUAN CAPISTRANO, CA                354,383.69       0.59           5           0.30
  94555                      FREMONT, CA                            348,378.37       0.58           7           0.43
  92024                      ENCINITAS, CA                          342,221.09       0.57           7           0.43
  90265                      MALIBU, CA                             336,253.48       0.56           4           0.24
  94941                      MILL VALLEY, CA                        334,014.93       0.56           4           0.24
  91365                      WOODLAND HILLS, CA                     324,276.84       0.54           1           0.06
  94550                      LIVERMORE, CA                          319,912.96       0.53           7           0.43
  94080                      SOUTH SAN FRANCISCO, CA                319,235.67       0.53           9           0.55
  92008                      CARLSBAD, CA                           315,075.76       0.53           7           0.43
  92130                      SAN DIEGO, CA                          312,160.84       0.52           5           0.30
  94015                      DALY CITY, CA                          311,040.75       0.52           7           0.43
  95035                      MILPITAS, CA                           311,005.03       0.52           5           0.30
  95014                      CUPERTINO, CA                          303,932.05       0.51           4           0.24
  94954                      PETALUMA, CA                           295,996.79       0.49          10           0.61
  94121                      SAN FRANCISCO, CA                      290,428.93       0.49           4           0.24
  90077                      LOS ANGELES, CA                        289,353.74       0.48           2           0.12
  92131                      SAN DIEGO, CA                          287,683.18       0.48           7           0.43
  95123                      SAN JOSE, CA                           283,606.43       0.47           7           0.43
  90049                      LOS ANGELES, CA                        272,297.06       0.46           3           0.18
  90210                      BEVERLY HILLS, CA                      264,290.14       0.44           2           0.12
  95037                      MORGAN HILL, CA                        262,452.12       0.44           6           0.37
  91344                      SAN FERNANDO, CA                       260,911.46       0.44           4           0.24
  95030                      LOS GATOS, CA                          259,811.18       0.43           2           0.12
  91709                      CHINO, CA                              259,246.78       0.43           7           0.43
  92869                      ORANGE, CA                             255,800.14       0.43           7           0.43
  92629                      DANA POINT, CA                         252,248.66       0.42           6           0.37
  92028                      FALLBROOK, CA                          251,190.70       0.42           4           0.24
  94002                      BELMONT, CA                            250,486.47       0.42           3           0.18
  NULL                       NULL                                   247,200.75       0.41           6           0.37
  94131                      SAN FRANCISCO, CA                      245,755.28       0.41           6           0.37
  92117                      SAN DIEGO, CA                          244,578.52       0.41           7           0.43
  92808                      ANAHEIM, CA                            244,163.48       0.41           8           0.49
  92126                      SAN DIEGO, CA                          243,558.78       0.41           9           0.55
  94539                      FREMONT, CA                            241,366.91       0.40           6           0.37
  92677                      LAGUNA BEACH, CA                       235,990.42       0.39           5           0.30
  92067                      RANCHO SANTA FE, CA                    231,780.07       0.39           2           0.12
  92620                      IRVINE, CA                             229,767.71       0.38           5           0.30
  92606                      IRVINE, CA                             229,661.79       0.38           6           0.37
  92660                      NEWPORT BEACH, CA                      228,174.49       0.38           3           0.18
  90272                      PACIFIC PALISADES, CA                  221,853.69       0.37           5           0.30
  95376                      TRACY, CA                              221,306.51       0.37           8           0.49
  95148                      SAN JOSE, CA                           220,700.00       0.37           4           0.24
  94610                      OAKLAND, CA                            219,616.66       0.37           4           0.24
  92037                      LA JOLLA, CA                           219,468.48       0.37           4           0.24
  -------------------        -------------                   -----------------      ------     ----------     ------
  TOTAL                                                          14,732,771.37      24.63         278          16.95


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 4/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

            HEADLANDS HOME EQUITY LOAN TRUST 1998-2: 125 Equity Loans
                                11/30/98 Balances
--------------------------------------------------------------------------------

                  LOAN TYPE:                                 HILTV SECOND LIENS

                  TOTAL CURRENT BALANCE:                     $  35,764,706.46

                  TOTAL FIRST MORT BALANCE:                  $ 119,897,266.53

                  NUMBER OF LOANS:                                        981

                  AVERAGE CURRENT BALANCE:                   $      36,457.40        RANGE:  $  9,975.12  -  $  74,970.87
                  AVERAGE FIRST MORT BALANCE:                $     122,219.44        RANGE:  $ 18,670.00  -  $ 493,371.00

                  AVERAGE APPRAISAL VALUE:                   $     141,847.46        RANGE:  $ 43,000.00  -  $ 620,000.00
                  AVERAGE PURCHASE PRICE:                    $           0.00        RANGE:  $      0.00  -  $       0.00
                  AVERAGE COLLATERAL VALUE:                  $     141,866.83        RANGE:  $ 43,000.00  -  $ 620,000.00
                  AVERAGE PI PAYMENT:                        $         441.15        RANGE:  $    109.04  -  $     972.61

                  WEIGHTED AVERAGE GROSS COUPON:                     13.4139%        RANGE:  11.2500  -  15.7500%

                  WEIGHTED AVERAGE COMBINED LTV:                      113.93%        RANGE:    63.12  -  125.00%

                  WEIGHTED AVERAGE FICO SCORE:                        686.99%        RANGE:   630.00  -  794.00%

                  WEIGHTED AVERAGE DEBT RATIO:                         38.00%        RANGE:     0.00  -   49.97%

                  WEIGHTED AVERAGE ORIGINAL TERM:                262.47 months       RANGE:    60.00  -  300.00 months
                  WEIGHTED AVERAGE REMAINING TERM:               258.90 months       RANGE:    55.00  -  300.00 months
                  WEIGHTED AVERAGE SEASONING:                      3.57 months       RANGE:     0.00  -  9.00 months

                  TOP CITY CONCENTRATIONS ($):               2.99% LAS VEGAS, 2.28% SPOKANE, 2.22% SAN DIEGO
                  TOP STATE CONCENTRATIONS ($):              37.12% California, 18.44% Washington, 8.90% Oregon
                  MAXIMUM ZIP CODE CONCENTRATION ($):        0.91% 83814 (COEUR D' ALENE, ID)

                  ORIGINATION DATE:                          May 27, 1993 - Oct 07, 1998
                  FIRST PAY DATE:                            Mar 01, 1998 - Dec 01, 1998
                  MATURE DATE:                               Jun 01, 2003 - Nov 01, 2023

--------------------------------------------------------------------------------

                                                                             CURRENT
                                                                        PRINCIPAL BALANCE      PCT($)      # OF LOANS    PCT(#)
                                                                        -----------------      ------      ----------    ------
                  CURRENT BALANCE:           9,975.12  -  10,000.00           19,956.29         0.06             2        0.20
                                            10,000.01  -  20,000.00        1,413,018.50         3.95            82        8.36
                                            20,000.01  -  30,000.00        6,261,019.87        17.51           244       24.87
                                            30,000.01  -  40,000.00        9,687,219.08        27.09           273       27.83
                                            40,000.01  -  50,000.00       17,090,958.34        47.79           359       36.60
                                            50,000.01  -  60,000.00          678,195.13         1.90            12        1.22
                                            60,000.01  -  70,000.00          393,093.51         1.10             6        0.61
                                            70,000.01  -  74,970.87          221,245.74         0.62             3        0.31

                  COLLATERAL VALUE:          43,000  -   50,000              141,920.53         0.40             6        0.61
                                             50,001  -  100,000            5,638,969.77        15.77           196       19.98
                                            100,001  -  150,000           16,161,547.38        45.19           449       45.77
                                            150,001  -  200,000            9,572,249.81        26.76           237       24.16
                                            200,001  -  250,000            2,123,594.42         5.94            48        4.89
                                            250,001  -  300,000            1,395,540.46         3.90            29        2.96
                                            300,001  -  350,000              442,278.71         1.24             9        0.92
                                            350,001  -  400,000              154,804.79         0.43             4        0.41
                                            450,001  -  500,000               34,871.38         0.10             1        0.10
                                            550,001  -  600,000               49,913.37         0.14             1        0.10
                                            600,001  -  620,000               49,015.84         0.14             1        0.10

                  LOAN RATE:                11.25  - 11.50                   245,891.62         0.69             7        0.71
                                            11.51  - 12.00                 1,944,952.00         5.44            51        5.20
                                            12.01  - 12.50                 5,003,278.78        13.99           136       13.86
                                            12.51  - 13.00                 7,212,499.27        20.17           191       19.47
                                            13.01  - 13.50                 6,546,303.67        18.30           190       19.37
                                            13.51  - 14.00                 6,871,425.22        19.21           191       19.47
                                            14.01  - 14.50                 4,030,356.62        11.27           113       11.52
                                            14.51  - 15.00                 2,933,064.62         8.20            75        7.65
                                                   > 15.01                   976,934.66         2.73            27        2.75


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 1/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

            HEADLANDS HOME EQUITY LOAN TRUST 1998-2: 125 Equity Loans
                                11/30/98 Balances
--------------------------------------------------------------------------------

                                                                               CURRENT
                                                                          PRINCIPAL BALANCE       PCT($)     # OF LOANS      PCT(#)
                                                                          -----------------       ------     ----------      ------
                 COMBINED  LTV:              63.12  -   70.00                  124,624.45          0.35            4          0.41
                                             70.01  -   80.00                   24,292.41          0.07            1          0.10
                                             80.01  -   90.00                  386,258.50          1.08           11          1.12
                                             90.01  -  100.00                1,506,056.29          4.21           49          4 99
                                            100.01  -  105.00                3,167,541.27          8.86           91          9.28
                                                    >  105.00               30,555,933.54         85.44          825         84.10

                 ORIGINAL  TERM:             60                                 32,834.48          0.09            1          0.10
                                            120                                681,951.62          1.91           20          2.04
                                            180                              7,771,764.98         21.73          225         22.94
                                            240                              4,648,398.28         13.00          134         13.66
                                            300                             22,629,757.10         63.27          601         61.26

                 DRAW TERM:                   0                             35,764,706.46        100.00          981        100.00

                 REMAINING  TERM:            55  -  56                          32,834.48          0.09            1          0.10
                                            111  - 116                         404,937.60          1.13           12          1.22
                                            117  - 122                         277,014.02          0.77            8          0.82
                                            171  - 176                       4,130,919.40         11.55          119         12.13
                                            177  - 182                       3,640,845.58         10.18          106         10.81
                                            231  - 236                       1,927,551.77          5.39           59          6.01
                                            237  - 242                       2,720,846.51          7.61           75          7.65
                                            291  - 296                      10,824,965.22         30.27          285         29.05
                                            297  - 300                      11,804,791.88         33.01          316         32.21

                 SEASONING:                     <=   0                         358,034.90          1.00            9          0.92
                                              1  -   3                      18,085,463.09         50.57          496         50.56
                                              4  -   6                      13,625,933.82         38.10          375         38.23
                                              7  -   9                       3,695,274.65         10.33          101         10.30

                 DELINQUENT:                Delinquent:0-29 Days            35,660,844.16         99.71          978         99.69
                                            Delinquent:30-59 Days               34,882.73          0.10            1          0.10
                                            Delinquent:60-89 Days               24,979.57          0.07            1          0.10
                                            Delinquent:90+ Days                 44,000.00          0.12            1          0.10

                 INDEX:                     Fixed Rate                      35,764,706.46        100.00          981        100.00

                 AMORTIZATION:              Fully Amortizing                35,764,706.46        100.00          981        100.00

                 PROPERTY TYPE:             Single Family                   31,800,853.49         88.92          859         87.56
                                            PUD                              2,610,915.01          7.30           69          7.03
                                            Condominium                      1,241,688.43          3.47           50          5.10
                                            2 Units                            111,249.53          0.31            3          0.31

                 PURPOSE:                   Cash Out Refinance              35,323,789.84         98.77          968         98.67
                                            Rate/Term Refinance                440,916.62          1.23           13          1.33

                 OCCUPANCY:                 Primary                         35,764,706.46        100.00          981        100.00

                 DOCUMENTATION:             Full Documentation              34,425,532.96         96.26          934         95.21
                                            No Employment/Income             1,339,173.50          3.74           47          4.79


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 2/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

            HEADLANDS HOME EQUITY LOAN TRUST 1998-2: 125 Equity Loans
                                11/30/98 Balances
--------------------------------------------------------------------------------

                                                 CURRENT
                                             PRINCIPAL BALANCE          PCT($)         # OF LOANS       PCT(#)
                                             -----------------          ------         ----------       ------
  STATE:        Arizona                         2,098,477.71             5.87               61            6.22
                California                     13,276,911.11            37.12              353           35.98
                Colorado                          688,847.84             1.93               20            2.04
                Delaware                           24,802.93             0.07                1            0.10
                Florida                           882,752.58             2.47               29            2.96
                Georgia                           334,794.05             0.94               11            1.12
                Idaho                           1,901,559.61             5.32               54            5.50
                Maryland                          638,203.01             1.78               18            1.83
                Massachusetts                     109,570.25             0.31                2            0.20
                Montana                           412,679.16             1.15               12            1.22
                Nevada                          2,276,051.33             6.36               61            6.22
                New Mexico                        181,155.81             0.51                4            0.41
                Oregon                          3,183,390.30             8.90               85            8.66
                South Carolina                     24,752.50             0.07                1            0.10
                Utah                            1,678,865.60             4.69               48            4.89
                Virginia                        1,379,592.76             3.86               39            3.98
                Washington                      6,594,647.62            18.44              180           18.35
                Wisconsin                          77,652.29             0.22                2            0.20


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        Page 3/4

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    12/18/98

            HEADLANDS HOME EQUITY LOAN TRUST 1998-2: 125 Equity Loans
                                11/30/98 Balances
--------------------------------------------------------------------------------

                                                                                    CURRENT
                 TOP 50 PROPERTY ZIP        PROPERTY CITY                      PRINCIPAL BALANCE   PCT($)       # OF LOANS   PCT(#)
                 -------------------        -------------                      -----------------   ------       ----------   ------
                 83814                      COEUR D' ALENE, ID                     327,076.30       0.91               9      0.92
                 98390                      SUMNER, WA                             308,218.26       0.86               8      0.82
                 95376                      TRACY, CA                              265,289.10       0.74               7      0.71
                 91709                      CHINO, CA                              253,157.35       0.71               6      0.61
                 89031                      NORTH LAS VEGAS, NV                    240,425.31       0.67               6      0.61
                 98367                      PORT ORCHARD, WA                       204,287.81       0.57               5      0.51
                 89117                      LAS VEGAS, NV                          196,938.71       0.55               5      0.51
                 92065                      RAMONA, CA                             196,476.50       0.55               5      0.51
                 84015                      CLEARFIELD, UT                         194,804.05       0.54               5      0.51
                 89123                      LAS VEGAS, NV                          186,054.82       0.52               5      0.51
                 94509                      ANTIOCH, CA                            177,878.04       0.50               5      0.51
                 92114                      SAN DIEGO, CA                          174,175.96       0.49               4      0.41
                 98513                      OLYMPIA, WA                            172,783.13       0.48               4      0.41
                 93611                      CLOVIS, CA                             172,618.53       0.48               4      0.41
                 94565                      PITTSBURG, CA                          169,601.90       0.47               6      0.61
                 97404                      EUGENE, OR                             167,062.07       0 47               4      0.41
                 99223                      MANITO AREA 2, WA                      163,381.40       0.46               3      0.31
                 92040                      LAKESIDE, CA                           158,789.63       0.44               3      0.31
                 96161                      TRUCKEE, CA                            156,350.86       0.44               5      0.51
                 98270                      MARYSVILLE, WA                         154,155.11       0.43               4      0.41
                 84128                      WEST VALLEY CITY, UT                   153,733.99       0.43               4      0.41
                 97701                      BEND, OR                               147,568.79       0.41               4      0.41
                 99337                      KENNEWICK, WA                          144,077.84       0.40               3      0.31
                 92253                      LA QUINTA, CA                          143,039.09       0.40               3      0.31
                 91719                      CORONA, CA                             139,322.61       0.39               3      0.31
                 97321                      ALBANY, OR                             137,832.20       0.39               3      0.31
                 84123                      SALT LAKE CITY, UT                     136,073.57       0.38               4      0.41
                 98226                      BELLINGHAM, WA                         129,753.73       0.36               3      0.31
                 99216                      OPPORTUNITY AREA 3, WA                 129,205.16       0.36               4      0.41
                 98023                      AUBURN, WA                             126,679.73       0.35               3      0.31
                 83854                      POST FALLS, ID                         124,642.31       0.35               4      0.41
                 85027                      PHOENIX, AZ                            124,252.33       0.35               3      0.31
                 92115                      SAN DIEGO, CA                          123,814.31       0.35               3      0.31
                 99208                      SPOKANE, WA                            122,718.70       0.34               3      0.31
                 94590                      VALLEJO, CA                            122,074.53       0.34               3      0.31
                 97302                      SALEM, OR                              119,733.82       0.33               3      0.31
                 93030                      OXNARD, CA                             118,956.00       0.33               3      0.31
                 98632                      LONGVIEW, WA                           118,592.32       0.33               3      0.31
                 91910                      CHULA VISTA, CA                        117,571.37       0.33               3      0.31
                 92021                      EL CAJON, CA                           116,503.41       0.33               4      0.41
                 90703                      CERRITOS, CA                           115,686.39       0.32               3      0.31
                 59405                      GREAT FALLS, MT                        114,977.63       0.32               3      0.31
                 91911                      CHULA VISTA, CA                        114,490.53       0.32               3      0.31
                 99336                      KENNEWICK, WA                          111,872.75       0.31               3      0.31
                 99212                      OPPORTUNITY AREA 4, WA                 110,933.91       0.31               3      0.31
                 98908                      YAKIMA, WA                             109,563.68       0.31               3      0.31
                 22554                      STAFFORD, VA                           109,244.58       0.31               3      0.31
                 22193                      WOODBRIDGE, VA                         108,821.04       0.30               3      0.31
                 98031                      KENT, WA                               107,995.35       0.30               3      0.31
                 89801                      ELKO, NV                               107,143.74       0.30               3      0.31
                 -------------------        -------------                      -----------------   ------       ----------   ------
                 TOTAL                                                           7,746,400.25      21.66             199     20.29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

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